UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 21, 2006

Legend Investment Corporation

 (Exact name of registrant as specified in its charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50502

68-0526359

(Commission File Number)

            (IRS Employer Identification Number)

173 Parkland Plaza, Suite B, Ann Arbor, MI 48103

(Address of Principal Executive Offices)

(734) 418-3004

(Registrant’s Telephone Number, Including Area Code)

3600 Green Court, Suite 110, Ann Arbor, MI 48105

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On February 21, 2006, the Registrant completed the acquisition of 51% of the capital stock of GiraSolar B.V., a duly registered Netherlands corporation, in exchange for two million shares of the Registrant’s restricted common stock.

The Registrant has agreed to register the two million shares with the Securities and Exchange Commission within six months from the date of the closing.

GiraSolar B.V., through its subsidiaries, carries the GiraSolar brand of photovoltaic solar modules and the GiraSolar DPE range of electronic devices, ranging from regulators for PV systems to heavy duty automatic voltage stabilizers, batteries and battery charges for application in developing countries as well as third party products.  Further, GiraSolar, through its subsidiaries, is involved in solar cell supply to manufacturers of solar modules and R&D products (including fundamental solar cell research and application development and research to improve silicon manufacturing processes.)

Item 3.02 Unregistered Sales of Equity Securities

On February 21, 2006, the Registrant issued and sold two million shares of its common stock, par value $.01, to GiraSolar B.V. as consideration for 51% of the capital stock of GiraSolar B.V. The foregoing shares were issued in a private placement transaction pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933 without engaging in any general solicitation or advertising of any kind and without payment of underwriting discounts or underwriting commissions to any person.

Item 9.01 Financial Statements and Exhibits

Listed below are the financial statements and pro forma financial information filed as a part of this report:

(a) Financial Statements of Business Acquired

Financial statements for the year ended September 30, 2005

(b) Pro Forma Financial Information

Has not been included as part of this report.

(c) Not applicable.

(d) Exhibits

10.1 Stock Purchase Agreement dated February 1, 2006 between the Registrant and GiraSolar BV

99.1 Press Release

99.2 Financial statements

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGEND INVESTMENT CORPORATION

Dated: July 21, 2006

By:/s/ Peter Klamka

Peter Klamka

Chief Executive Officer

Exhibit 10.1

STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT, dated as of February 1, 2006 (this "Agreement"), by and among Girasolar BV., Leeuwenbrug 119a 7411TH Deventer The Netherlands, a Netherlands corporation having an address at ("Seller"), and Legend Investment Corp., a corporation organized under the laws of Delaware having an address at 3600 Green Court Suite 200 Ann Arbor, Michigan 48105 ("Purchaser").

W I T N E S S E T H

WHEREAS, Seller desires to sell to Purchaser 9,180 of 18,000 Shares of the Seller’s common stock (51%), which includes Girasolar's interests in several operating subsidiaries, (the "Shares"), representing fifty-one percent (51%) of the issued and outstanding shares of the common and preferred stock of the Seller (the "Common Stock"), on the terms and conditions set forth herein; and

WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein;

NOW THEREFORE, in consideration of the promises and respective mutual agreements herein contained, it is agreed by and between the parties hereto as follows.

ARTICLE  I

SALE AND PURCHASE OF THE SHARES

1.1  Sale of the Shares.  Upon the Closing, as defined below, subject to the terms and conditions herein set forth, on the basis of the representations, warranties and agreements herein contained, Seller shall deliver the Shares to Purchaser who shall purchase the Shares from the Seller.

1.2  Instruments of Conveyance and Transfer.  At the Closing, Seller shall deliver to Purchaser, as provided in the Articles below, a certificate or certificates representing the Shares to Purchaser, in form and substance satisfactory to Purchaser (the "Certificates"), as shall be effective to vest in Purchaser all right, title and interest in and to all of the Shares.

1.3  Consideration and Payment for the Shares.  In consideration for the purchase of the Shares, Purchaser shall :

a. Shares of Legend Investment Corp.    deliver to Girasolar BV or its assigns 2,000,000 shares of restricted common stock of Seller; and

b.  within six months (6) from the date of the Closing, as defined below, provide for the registration of delivered shares under Form SB2 or other appropriate registration statement to make Seller's shares freely tradable.

1.4  Closing.  The closing of the sale and purchase of the Shares will take place no later than February 14, 2006 at such time and place as the Parties may agree upon.

ARTICLE  II

REPRESENTATIONS  AND  WARRANTIES

2.1  REPRESENTATIONS AND WARRANTIES OF THE SELLER.  The Seller represents and warrants to the Purchaser now and as of the Closing, the following:

a.  Transfer of Title.  Seller shall transfer title in and to the Shares to the Purchaser free and clear of all liens, security interests, pledges, encumbrances,   charges, restrictions, demands and claims, of any kind or nature whatsoever, whether direct or indirect or contingent.

b.  Due Execution. This Agreement has been duly executed and delivered by the Seller.

c.  Valid Agreement.  This Agreement constitutes, and upon execution and delivery thereof by the Seller, will constitute, a valid and binding agreement of the   Seller enforceable against the Seller in accordance with its respective terms.

d.  Authorization.   The execution, delivery and performance by the Seller of this Agreement and the delivery by the Seller of the Shares have been duly and validly authorized and no further consent or authorization of the Seller or an other is required.

e.  Seller's Title to Shares; No Liens or Preemptive Rights; Valid Issuance.  Seller has and at the Closing will have full and valid title, possession and control of the Shares; there is and will be no existing impediment or encumbrance to the sale and transfer of the Shares to the Purchaser; and on delivery to the Purchaser of the Shares, all of the Shares will be free and clear of all taxes, liens, encumbrances, charges or assessments of any kind and shall not be subject to preemptive rights, tag-along rights, or similar rights of any of the stockholders o the Company. The Shares are and will be legally and validly issued in material compliance with all applicable Netherlands securities laws, and will be fully paid and non-assessable shares of the Company’s common stock; and the Shares have all been issued under duly authorized resolutions of the Board of Directors of the Company.  At the Closing, Seller shall deliver to the Purchaser the Certificates subject to no liens, security interests, pledges, encumbrances, charges, restrictions, demands or claims in any other party whatsoever.

f.  No Governmental Action Required.  The execution and delivery by the Seller of this Agreement does not and will not, and the consummation of the transactions contemplated hereby will not, require any action by or in respect of, or filing with, any governmental body, agency or governmental official.

g.  Compliance with Applicable Law and Corporate Documents.  The execution and delivery by the Seller of this Agreement does not and will not and, the sale by the Seller of the Shares does not and will not contravene or constitute a default under or violation of (i) any provision of applicable law or regulation, (ii) the articles of incorporation or by-laws of the Seller, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Seller or any its assets, or result in the creation or imposition of any lien on any asset of the Seller.  The Seller is in compliance with and conforms to all statutes, laws, ordinances, rules, regulations, orders, restrictions and all other legal requirements of any domestic or foreign government or any instrumentality thereof having jurisdiction over the conduct of their businesses or the ownership of their properties.

h.  Due Diligence Materials.  The information furnished by the Seller to the Purchaser for purposes of or in connection with this Agreement or any transaction contemplated hereby does not, and all such information hereafter furnished by the Seller to the Purchaser will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

i.  Not a Voting Trust: No Proxies.  None of the Shares are or will be subject to any voting trust or agreement. No person holds or has the right to receive any proxy or similar instrument with respect to the Shares. Except as provided in this Agreement, the Seller is not a party to any agreement which offers or grants to any person the right to purchase or acquire any of the Shares. There is no applicable local, state or federal law, rule, regulation, or decree which would, as a result of the sale contemplated by this Agreement, impair, restrict or delay any voting rights with respect to the Shares.

j.  Survival of Representations.  The representations and warranties herein by the Seller will be true and correct in all material respects on and as of the Closing   with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

k.  No Solicitation.  No form of general solicitation or general advertising was used by the Seller or, to the best of its actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the Shares.  Neither the Seller, nor, to its knowledge, any person acting on behalf of the Seller, have, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Seller represent that they will not, nor will any person authorized to act on its behalf (except that the Seller makes no representation as to the Purchaser) sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the Shares to be in violation of any of the provisions of Section 5 of the Securities Act of 1933, as amended or any other provision of federal or state law.

l.  Due Organization.  Seller is a corporation duly organized, validly existing and in good standing under the laws of the Netherlands with full power and authority to own, manufacture, use, and operate its properties and to carry on its   business as and where now owned, leased, used, operated and conducted. Seller's subsidiaries are GiraSolar Turkey Ltd., Ste, Dutch Solar B.V. and GiraMundo B.V.

m.  SEC Representations.  Through the date hereof, Seller is not and has never been required to file any reports with the United States Securities and Exchange Commission.. In connection with all shares of common stock and other securities issued by Seller from inception to date, Seller has complied with the registration requirements of the federal Securities Act of 1933 and all applicable state blue sky laws or has relied upon a valid, applicable exemption from those registration requirements.

n.  Financial Statements.  (a) The Purchaser has received a copy of the unaudited financial statements of Seller for the period ended December 31, 2005 and the related statements of income and retained earnings for the period then ended (the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by Seller throughout the periods indicated.  Such financial statements fairly present the financial condition of Seller at the dates indicated and its results of its operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of Seller, fixed or contingent, and of whatever nature. Since December, 31 2005, (the "Balance Sheet Date"), there has been no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Seller, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of Seller except in the ordinary course of business.  Seller will not be obligated to any party beyond that shown in the Financial Statements, for employee compensation or for any other obligation.

o.  No Litigation.  Seller is not a party to any suit, action, arbitration, or legal, administrative, or other proceeding, or pending governmental investigation which it has not disclosed to Purchaser. Seller is not subject to or in default with respect to any order, writ, injunction, or decree of any federal, state, local, or foreign court, department, agency, or instrumentality.

p.  No Taxes.  Seller is not liable for any income, sales, withholding, real or personal property taxes to any governmental agencies whatsoever. All United   States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of Seller have been or will be filed as of the Closing and all material taxes due pursuant to such returns or pursuant to any assessment received by Seller have been or will be paid as of the Closing, except those being disputed in good faith and for which adequate reserves have been established.  The charges, accruals and reserves on the books of Seller in respect of taxes or other governmental charges have been established in accordance with GAAP.

q.  No Stockholder Approval Required.  The acquisition of the Shares by Purchaser from Seller does not require the approval of the stockholders of Seller under the laws of the Netherlands ("NCL"), the Company's articles of incorporation or bylaws, or any other requirement of law or, if stockholder approval is required it has or will, prior to the Closing, be properly obtained in accordance with the requirements of Seller’s articles of incorporation and by-laws and the NCL.

r.  No Dissenters’ Rights.  The acquisition of the Shares by Purchaser from Seller will not give rise to any dissenting stockholders' rights under the NCL, Seller's articles of incorporation or bylaws, or otherwise.

s.  Restricted Securities.  Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws and were not issued under any exemption to such laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act.  Stop transfer instructions may be issued to the transfer agent for securities of  Seller (or a notation may be made in the appropriate records of Seller) in connection with the Shares.

t.  Legend. It is agreed and understood by Purchaser that the Certificates will each contain conspicuously set forth on the face or back thereof a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES  UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

4.2  REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Unless specifically stated otherwise, Purchaser represents and warrants that the following are true and correct as of the date hereof and will be true and correct through the Closing as if made on that date:

a.  Due Execution. This Agreement has been duly executed and delivered by the Purchaser.

b.  Valid Agreement.  This Agreement constitutes, and upon execution and delivery thereof by the Purchaser, will constitute, a valid and binding agreement of the Purchaser enforceable against the Purchaser in accordance with its   respective terms.

c.  Authorization.   The execution, delivery and performance by the Purchaser of this Agreement and the purchase by the Purchaser of the Shares have been duly and validly authorized and no further consent or authorization of the Purchaser or   any other is required.

d.  Restricted Securities.  Purchaser understands that the Shares have not been registered pursuant to the Securities Act or any applicable state securities laws and were not issued under any exemption to such laws, that the Shares will be characterized as "restricted securities" under federal securities laws, and that under such laws and applicable regulations the Shares cannot be sold or otherwise disposed of without registration under the Securities Act or an exemption therefrom. In this connection, Purchaser represents that it is familiar with Rule 144 promulgated under the Securities Act, as currently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Stop transfer instructions may be issued to the transfer agent for securities of  Seller (or a notation may be made in the appropriate records of Seller) in   connection with the Shares.

f.  Legend. It is agreed and understood by Purchaser that the Certificates will each contain conspicuously set forth on the face or back thereof a legend in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

g.  Disclosure of Information. Purchaser acknowledges that it has been or will be furnished with information regarding Seller and its business, assets, results of operations, and financial condition to allow Purchaser to make an informed   decision regarding an investment in the Shares.  Purchaser represents that it has had o will have an opportunity to ask questions of and receive answers from   Seller regarding Seller and its business, assets, results of operation, and financial condition.

h.  Due Diligence Materials.  The information furnished by Purchaser to Seller for purposes of or in connection with this Agreement or any transaction   contemplated hereby does not, and all such information hereafter furnished by Purchaser to Seller will not (in each case taken together and on the date as of which such information is furnished), contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in the light of the circumstances under which they are made, not misleading.

i.  Survival of Representations.  The representations and warranties herein by  Purchaser will be true and correct in all material respects on and as of the Closing with the same force and effect as though said representations and warranties had been made on and as of the Closing and will, except, provided herein, survive the Closing.

j.  No Solicitation.  No form of general solicitation or general advertising was used by the Seller or, to the best of Purchaser’s actual knowledge, any other person acting on behalf of the Seller, in connection with the offer and sale of the   Shares.  Neither the Seller, nor, to Purchaser’s knowledge, any person acting on behalf of the Seller, have, either directly or indirectly, sold or offered for sale to any person (other than the Purchaser) any of the Shares, and the Purchaser represents that it will not, nor will any person authorized to act on its or Seller’s behalf sell or offer for sale any such security to, or solicit any offers to buy any such security from, or otherwise approach or negotiate in respect thereof with, any person or persons so as thereby to cause the issuance or sale of any of the   Shares to be in violation of any of the provisions of Section 5 of the Securities Act   of 1933, as amended, or any other provision of federal or state law.

k.  Due Organization.  Seller is a corporation duly organized, validly existing and in good

standing under the laws of the State of Delaware with full power and authority to own, lease, use, and operate its properties and to carry on its   business as and where now owned, leased, used, operated and conducted. Seller has no subsidiaries. The Seller is a fully reporting

n.  Financial Statements.  Seller has received a copy of the audited financial statements of Purchaser for the period ended September 30, 2005 and the related statements of income and retained earnings for the periods then ended (the “Financial Statements”). The Financial Statements have been prepared in accordance with generally accepted accounting principles consistently followed by Purchaser throughout the periods indicated.  The Financial Statements fairly present the financial condition of Purchaser at the   dates indicated and its results of its operations and cash flows for the periods then ended and, except as indicated therein, reflect all claims against, debts and liabilities of Purchaser, fixed or contingent, and of whatever nature. Since September 30 2005, (the "Balance Sheet Date"), there has been no material adverse  change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operations or prospects, of Purchaser, whether as a result of any legislative or regulatory change, revocation of any license or rights to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise and no material adverse change in the assets or liabilities, or in the business or condition, financial or otherwise, or in the results of operation or prospects, of Seller except   in the ordinary course of business.

ARTICLE  III

CONFIDENTIAL  INFORMATION

Both prior to and after the Closing, information which each party views as confidential or proprietary may be made available to the other party.  This information may include, but not be limited to, business or marketing plans, financial results and statements, markets, projected activities, results of operations, customers and potential customers, suppliers, contracts, intellectual property, computer programs, compilations, trade secrets, stock ownership, and other financial information (collectively, the “Confidential Information”).

Each party agrees that all Confidential Information (1) will be kept and maintained confidential, (2) will not be disclosed to any third party without the prior written consent of the disclosing party, (3) will under no circumstances (and without in any manner limiting the preceding clause) be disclosed to, or utilized in connection with, any supplier, customer or competitor (present or potential), (4) will not be reproduced without the prior written consent of the disclosing party, and (5) will not in any way be used, or be permitted to be used, in a manner detrimental to the disclosing party’s business and prospects.

The foregoing limitations will not apply to any information that would otherwise be within the definition of Confidential Information which may be required to be disclosed by law or a judicial, administrative or governmental process.  In the event that either party is requested or required in a judicial, administrative or government proceeding to disclose any Confidential Information, the disclosing party will be provided with prompt notice of such request and all related proceedings so that the disclosing party may seek an appropriate protective order or waive compliance with the provisions of this Confidentiality Agreement.

Confidential Information does not include information that (i) becomes generally available to the public other than as a result of a disclosure by a receiving party hereunder or its agents, employees, directors or representatives, (ii) was available to a receiving party hereunder on a non-confidential basis prior to the disclosure the disclosing party, or (iii) becomes available on a non-confidential basis from a source other than the disclosing party, provided that such source is not known by the receiving party or its agents, employees, directors or representatives to be prohibited from transmitting the information to it by any confidentiality agreement with the disclosing party or by any other contractual, legal or fiduciary obligation.

ARTICLE  IV

COVENANTS

From the date of this Agreement to Closing, Seller and Purchaser covenant as follows.

a.  Seller and Purchaser, to the best of their ability, will preserve intact the current status of each company.

b.  Seller will not enter into any contract, written or oral, or business transaction,

not in the ordinary course of its business; and will not agree to any merger or   business combination.

c.  Seller will not encumber or mortgage any right or interest in the Shares, and will not transfer any rights to the Shares to any third party whatsoever.

ARTICLE  V

INDEMNIFICATION

Each Party hereby agrees to, indemnify and hold harmless the other Party against any losses, joint or several, to which the indemnified Party may become subject under the federal securities laws, any state or other federal law, statutory or common law, or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise by reason of the inaccuracy of any warranty or representation contained in this Agreement, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will in addition reimburse the indemnified Party for any legal or any other expenses reasonably incurred by the indemnified Party in connection with investigating or defending any such loss, claim, liability, action or proceeding.   Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of either Party and shall survive the Closing for a period of three (3) years.

ARTICLE  VI

MISCELLANEOUS

6.1  Waiver.  Any term, provision, covenant, representation, warranty or condition of this Agreement may be waived, but only by a written instrument signed by the party entitled to the benefits thereof. The failure or delay of any party at any time or times to require performance of any provision hereof or to exercise its rights with respect to any provision hereof shall in no manner operate as a waiver of or affect such party’s right at a later time to enforce the same. No waiver by any party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this Agreement, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or waiver of any other condition of the breach of any other term, provision, covenant, representation or warranty.  No modification or amendment of this Agreement shall be valid and binding unless it be in writing and signed by all parties hereto.

6.2  Entire Agreement.  This Agreement sets forth the entire agreement and understanding of the parties hereto with respect to the transactions contemplated hereby, and supersedes all prior agreements, arrangements and understanding related to the subject matter hereof. No understanding, promise, inducement, statement of intention, representation, warranty, covenant or condition, written or oral, express or implied, whether by statute or otherwise, has been made by any party hereto which is not embodied in this Agreement or the written statement, certificates, or other documents delivered pursuant hereto or in connection with the transactions contemplated hereby, and no party hereto shall be bound by or liable for any alleged understanding, promise, inducement, statement, representation, warranty, covenant or condition not set forth.

6.3  Notices.  Any notice or communications hereunder must be in writing and given by depositing same in the United States mail addressed to the party to be notified, postage prepaid and registered or certified mail with return receipt requested or by delivering same in person. Such notices shall be deemed to have been received on the date on which it is hand delivered or on the third business day following the date on which it is to be mailed. For purpose of giving notice, the addresses of the parties shall be:

If to Seller:

Wieland Koornstra

Girasolar BV.,

Leeuwenbrug 119a 7411TH

Deventer The Netherlands

With a copy to:

If to Purchaser:

LEGEND INVESTMENT CORP.

3600 Green Court Suite 200

Ann Arbor, Michigan 48105

With a copy to:

Hank Gracin

Lehman and Eilen

50 Charles Lindbergh Blvd.

Uniondale, NY

516-222-0888

6.4  Governing Law.  This Agreement shall be governed in all respects, including validity, construction, interpretation and effect, by the laws of the State of New York (without regard to principles of conflicts of law). Each of the parties hereto agrees to submit to the exclusive jurisdiction of any federal or state court within Kings County (New York CIty) with respect to any claim or cause of action arising under or relating to this Agreement. The parties agree that any service of process to be made hereunder may be made by certified mail, return receipt requested, addressed to the party at the address appearing in Section 8.3. Such service shall be deemed to be completed when received. Seller and Purchaser each waives any objection based on forum non conveniens. Nothing in this paragraph shall affect the right of Seller or Purchaser to serve legal process in any other manner permitted by law.

6.5  Counterparts. This Agreement may be executed by the parties hereto in separate counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

6.6  Waivers and Amendments; Non-Contractual Remedies; Preservation of Remedies.  This Agreement may be amended, superseded, canceled, renewed, or extended, and the terms hereof may be waived, only by a written instrument signed by authorized representatives of the parties or, in the case of a waiver, by an authorized representative of the party waiving compliance. No such written instrument shall be effective unless it expressly recites that it is intended to amend, supersede, cancel, renew or extend this Agreement or to waive compliance with one or more of the terms hereof, as the case may be. No delay on the part of any party in exercising any right, power or privilege shall hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power of privilege, preclude any further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity. The rights and remedies of any party based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representation, warranty, covenant or agreement contained in this Agreement shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy or breach is based may also be the subject of any other representation, warranty, covenant or agreement contained in this Agreement (or in any other agreement between the parties)  as to which there is no inaccuracy or breach.

6.7  Binding Effect; No Assignment, No Third-Party Rights.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. This Agreement is not assignable without the prior written consent of each of the parties hereto or by operation of law.

6.8  Further Assurances.  Each party shall, at the request of the other party, at any time and from time to time following the Closing promptly execute and deliver, or cause to be executed and delivered, to such requesting party all such further instruments and take all such further action as may be reasonably necessary or appropriate to carry out the provisions and intents of this Agreement and of the instruments delivered pursuant to this Agreement.

6.9  Severability of Provisions.  If any provision or any portion of any provision of this Agreement or the application of any such provision or any portion thereof to any person or circumstance, shall be held invalid or unenforceable, the remaining portion of such provision and the remaining provisions of the Agreement, or the application of such provision or portion of such provision is held invalid or unenforceable to person or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and such provision or portion of any provision as shall have been held invalid or unenforceable shall be deemed limited or modified to the extent necessary to make it valid and enforceable, in no event shall this Agreement be rendered void or unenforceable.

6.10  Captions.  All section titles or captions contained in this Agreement are for convenience only, shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement. All references herein to sections shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

6.11  Expenses.  Except as otherwise expressly provided in this Agreement, whether or not the Closing occurs, each party hereto shall pay its own expenses incidental to the preparation of this Agreement, the carrying out of the provisions hereof and the consummation of the transactions contemplated.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written herein above.

Girasolar B.V.

By: _/s/ Wiland Koornstra____

Wieland Koornstra

President

Legend Investment Corp.

By: _/Peter Klamka_____

Peter Klamka

President

ADDENDUM A

GIRASOLAR SUBSIDIARIES AND OWNERSHIP INTEREST

Exhibit 99.1

Press Release	Source: Legend Investment

Legend Investment Completes Acquisition of Girasolar BVThursday February 23, 9:15 am ET

Company Expects to Recognize Significant Revenue in FY 2006

DETROIT, MI and DEVENTER, NL--(MARKET WIRE)--Feb 23, 2006 -- Legend Investment Corp. (Other OTC:LVCP.PK - News) today announced that it has closed its previously announced acquisition of controlling interest in GiraSolar BV (www.girasolar.com).

In fiscal 2004/2005, GiraSolar generated $12,000,000 in sales revenue. In fiscal 2005/2006, GiraSolar is projecting revenues of approximately $16,000,000, with a further revenue projection of $30,000,000 for fiscal 2007. GiraSolar expects to achieve profitable results in fiscal 2006.

Included in the acquisition are GiraSolar's three main divisions which consist of 100% owned DutchSolar B.V., 51% owned GiraSolar Turkey Ltd. Ste. (GST), and 100% owned GiraMundo B.V. DutchSolar BV is based in the GiraSolar headquarters in Deventer, The Netherlands, and has production locations in the Netherlands and abroad.

"We expect that this acquisition will position Legend Investment to become one of the leading publicly traded solar companies in the world. The team at GiraSolar is committed to significantly increasing sales in their existing markets as well as in new markets such as the United States. We believe that we have a foundation in place to build significant shareholder value led by a world class team," said Peter Klamka, President of Legend Investment.

"We are pleased that the continued cooperation between GiraSolar and Legend Investment allowed us to conclude this transaction ahead of schedule. We look forward to the future growth that this strong foundation will allow," said Wieland Koornstra, CEO of GiraSolar BV.

Under the terms of the agreement, Legend issued two million restricted shares for its majority interest in GiraSolar BV.

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The forward-looking statements are based on current expectations, estimates and projections made by management. The Company intends for the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements. Words such as "anticipates", "expects", "intends", "plans", "believes," "seeks", "estimates", or variations of such words are intended to identify such forward-looking statements. All statements in this release regarding expectation of revenues in fiscal 2006 and 2007, achieving profitability in fiscal 2006, becoming one of the leading publicly traded solar companies in the world, building shareholder value and the outcome of any contingencies are forward-looking statements . All forward-looking statements made in this press release are made as of the date hereof, and the company assumes no obligation to update the forward-looking statements included in this news release whether as a result of new information, future events, or otherwise. The forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those set forth or implied by any forward-looking statements. Please refer to the Company's Form 10-KSB and other filings with the SEC for additional information regarding risks and uncertainties, including, but not limited to, the risk factors listed from time to time in such SEC reports.

Copies of these filings are available through the SEC's electronic data gathering analysis and retrieval system (EDGAR) at www.sec.gov.

Contact:

     Contact:

     Legend Investment Corp.

     Email Contact

     734-418-3004

Exhibit 99.2

E. Randall Gruber, CPA, PC

Certified Public Accountant                                           Telephone (636)561-5639 121 Civic Center Drive, Suite 125                                            Fax (636)561-0735

Lake Saint Louis, Missouri  63367

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND STOCKHOLDERS OF

GIRASOLAR B.V.

I have audited the accompanying consolidated balance sheets of GiraSolar B.V. (Deventer, the Netherlands) as of September 30, 2005 and 2004, and the related consolidated statements of operations, comprehensive income, stockholders' deficit and cash flows for the year ended September 30, 2005 and the period from November 25, 2003 (date of inception) to September 30, 2004.  These consolidated financial statements are the responsibility of the Company’s management.   My responsibility is to express an opinion on these consolidated financial statements based on my audits.

I conducted my audits in accordance with standards of the Public Company Accounting Oversight Board (United States).  Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  I believe that my audits provide a reasonable basis for our opinion.

In my opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of GiraSolar B.V. as of September 30, 2005 and 2004, and the results of its consolidated operations and cash flows for the year ended September 30, 2005 and for the period from November 25, 2003 (date of inception) through September 30, 2004, in conformity with accounting principles generally accepted in the United States of America.

s/s

Lake Saint Louis, Missouri

July14, 2006

                                                         Member:  American Institute of Certified Public Accountants

                                                         Registered:  Public Company Accounting Oversight Board

 (PCAOB)

Girasolar, B.V.
Consolidated Balance Sheet
	September 30, 2005		September 30, 2004
	Euros	US $	Euros	US $
Assets
Current assets
Cash and equivalents	€98,929	$119,289	€16,904	$20,990
Securities held for resale (at market)	23,766	28,657	52,990	65,798
Accounts receivable, net of allowance	2,086,177	2,515,512	783,321	972,650
Inventories	55,769	67,246	2,165	2,688
Prepayments	52,235	62,985	6,743	8,373
Total current assets	2,316,876	2,793,689	862,123	1,070,498

Property and equipment, net of
accumulated depreciation of $3,957
and $1,096	11,934	14,390	10,402	12,916
Intangible assets	1	1	1,417	1,759

Total assets	2,328,811	2,808,080	873,942	1,085,174

Liabilities and shareholders' equity
Current liabilities
Notes payable	23	28	18,266	22,681
Accounts payable	1,902,708	2,294,285	849,560	1,054,899
Accrued expenses	186,318	224,662	9,531	11,835
Product warranties	158,193	190,749	---	---
Total current liabilities	2,247,242	2,709,724	877,357	1,089,415

Long-term liabilities
Notes payable - Related parties	97,507	117,574	---	---
Total liabilities	2,344,749	2,827,298	877,357	1,089,415

Shareholders' equity
Common stock, par value $1.00 per share.
Authorized 89,970 shares, issued and
outstanding 17,993 shares.	17,993	21,696	17,993	22,342
Preferred stock, par value $1.00 per share.				0
Authorized 30 shares, issued and				0
outstanding 7 shares	7	8	7	9
Retained earnings	32,296	40,220	15,595	18,982
Other comprehensive income	-66,234	-81,142	-37,010	-45,573
Total shareholders' equity	-15,938	-19,218	-3,415	-4,240

Total liabilities and
shareholder's equity	€2,328,811	$2,808,080	€873,942	$1,085,174

See Accompanying Notes to Financial Statements.

Girasolar, B.V.
Consolidated Statement of Operations

			For the period November 25, 2003
	For the year ended		(date of inception)
	September 30, 2005		through September 30, 2004
	Euros	US $	Euros	US $

Revenues	€10,017,232	$12,738,513	€1,238,400	$1,507,331

Cost of sales	9,726,779	12,369,156	1,131,228	1,376,885

Gross margin	290,453	369,357	107,172	130,445

Expenses
Selling expenses	30,407	38,667	35,871	43,661
Occupancy costs	27,263	34,669	9,876	12,021
Impairment of goodwill	39,896	50,734	18,683	22,740
Professional fees and expense	95,172	121,026
Other	63,692	80,995	33,712	41,033

Total expenses	256,430	326,092	98,142	119,455

Income from operations	34,023	43,266	9,030	10,991

Other income (expense)
Interest income	15,302	19,459	702	854
Interest expense	(30,762)	(39,119)	(2,522)	(3,070)

Net other expense	(15,460)	(19,660)	(1,820)	(2,215)

Income before income taxes	18,563	23,606	7,210	8,776

Income taxes (Benefit)	1,862	2,368	(8,385)	(10,206)

Net income	16,701	21,238	15,595	18,982

Weighted average number of common
shares outstanding	18,000	18,000	18,000	18,000

Net income (loss) per share	€0.93	$1.18	€0.87	$1.05

See Accompanying Notes to Financial Statements.

Girasolar, B.V.
Consolidated Statement of Comprehensive Income

			For the period November 25, 2003
	For the year ended		(date of inception)
	September 30, 2005		through September 30, 2004
	Euros	US $	Euros	US $

Net income for the year	€16,701	$21,238	€15,595	$18,982

Foreign currency translation gain (loss)		(1,277)		382

Unrealized loss on available for
sale securities	(29,224)	(34,292)	(37,010)	(45,955)

	€(12,523)	$(14,331)	€(21,415)	$(26,591)

See Accompanying Notes to Financial Statements.

Girasolar, B.V.
Consolidated Statement of Cash Flows
	September 30, 2005		September 30, 2004
	Euros	US $	Euros	US $

Cash flows from operating activities
Net income	€16,701	21,238	€15,595	$18,982
Adjustments to reconcile net income
to net cash used in operating activities:
Depreciation	2,373	2,861	883	1,096
Provisions for product warranties	158,193	190,749
Impairment of goodwill	1,416	1,758	18,683	22,740

	178,683	216,606	35,161	42,818
Changes in operating assets and
liabilities:
Accounts receivable	-1,302,856	-1,542,862	-783,321	-972,650
Inventories	-53,604	-64,558	-2,165	-2,688
Prepayments	-45,492	-54,612	-6,743	-8,373
Accounts payable	1,034,905	1,216,733	867,826	1,077,580
Accrued expenses	176,787	212,827	9,531	11,835

Net cash used in operating activities	-11,577	-15,866	120,289	148,522

Cash flows from investing activities
Acquisition of securities held for sale			-90,000	-111,753
Additions to property and equipment	-3,905	-3,409	-11,285	-13,631
Additions to intangible assets			-20,100	-24,499

Net cash used in investing activities	-3,905	-3,409	-121,385	-149,883

Cash flows from financing activities
Proceeds from issuance of notes payable	97,507	117,574	17,993	22,342
Proceeds from issuance of common stock
Proceeds from issuance of preferred stock			7	9

Net cash used in financing activities	97,507	117,574	7	9

Net increase in cash	82,025	98,299	-1,089	-1,352

Cash balance, beginning of period	16,904	20,990

Cash balance, end of period	€98,929	$119,289	€-1,089	$-1,352

See Accompanying Notes to Financial Statements.

Girasolar, B.V.
Consolidated Statement of Stockholders' Equity(Deficiency)
From Inception(November 25, 2003) to September 30, 2005
						Accumulated
						Other
	Common stock issued		Preferred stock issued		Retained	Comprehensive
	Shares	Amount	Shares	Amount	Earnings	Income	Total
		US $		US $	US $	US $	US $

Issuance of common stock for
cash	17,993	$ 22,342					$ 22,342

Issuance of preferred stock for
cash			7	9			9

Net income for the period November
25, 2003 (date of inception) through
September 30, 2004					18,982		18,982

Foreign currency translation gain						382	382

Unrealized loss on available for sale
securities						(45,955)	(45,955)

Balance, September 30, 2004	17,993	22,342	7	9	18,982	(45,573)	(4,240)

Net income for the period November
25, 2003 (date of inception) through
September 30, 2005					21,238		21,238

Foreign currency translation loss		(646)		(1)		(1,277)	(1,924)

Unrealized loss on available for sale
securities						(34,292)	(34,292)

Balance, September 30, 2005	17,993	$ 21,696	$ 7	$ 8	$ 40,220	$ (81,142)	$ (19,218)

See Accompanying Notes to Financial Statements.

GIRASOLAR, B.V.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

Note 1 – Organization and Principal Activities

Organization

Girasolar, B.V. (hereinafter referred to as “the Company”), was founded on November 25, 2003, and has its legal seat at Deventer, the Netherlands. The financial statements include the Company, and its two wholly-owned subsidiaries, GiraMundo, B.V. and DutchSolar, B.V. both with their registered office located in Deventer, the Netherlands.

The Company and its subsidiaries primary activities consist of the production of solar energy equipment; the sale of solar energy applications and equipment; and consultancy of solutions in the field of solar energy applications and equipment.

Note 2 – Summary of Significant Accounting Policies

Principles of consolidation

The consolidated financial statements include the accounts of Girasolar, B.V. and its wholly owned subsidiaries, of which the Company has the ability to exercise control and direct operations.  All material intercompany balances and transactions have been eliminated on consolidation.

Basis of presentation

The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

Use of estimates

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the amounts reported in the financial statements.  The Company bases its estimates on historical experience, management expectations for future performance, and other assumptions as appropriate.  Key areas affected by estimates include income taxes, contingencies and investment valuation.  Actual results may vary from those estimates.

Revenue recognition

Revenue is recognized in accordance with SEC Staff Accounting Bulletin No. 101, “Revenue Recognition in Financial Statements’.  The Company recognizes revenue when the significant risks and rewards of ownership have been transferred to the customer pursuant to applicable laws and regulations, including factors such as when there has  been evidence of a sales arrangement, delivery has occurred, or service have been rendered, the price to the buyer is fixed or determinable, and collectibility is reasonably assured.

Comprehensive Income (loss)

The Company has adopted SFAS No. 130, “Reporting Comprehensive Income”, which requires the disclosure of comprehensive income, which includes net income (loss), unrealized gains and losses on marketable securities classified as available-for-sale, and foreign currency translation adjustments.  Total comprehensive loss for the period November 25, 2003 (date of inception) through September 30, 2004 and for the year ended September 30, 2005 consisted of the net income for the respective periods, the foreign currency translation adjustments, and the unrealized loss on available for sale securities.

GIRASOLAR, B.V.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

Stock – Based Compensation

The Company may periodically issue shares of common stock for services rendered or for other costs and expenses.  Such shares will be valued based on the market price of the shares on the transaction date.

The Company may periodically issue stock options to employees and stock options or warrants to non-employees in non-capital raising transactions for services and for financing costs.

The Company has adopted Statement of Financial Accounting Standards No. 123, “Accounting for Stock-Based Compensation” (“SFAS No. 123”), which establishes a fair value method of accounting for stock-based compensation plans.

The provisions of SFAS No. 123 allow companies to either record an expense in the financial statements to reflect the estimated fair value of stock options to employees, or to continue to follow the intrinsic value method set forth in Accounting Principles Board Opinion No. 25, “Accounting for Stock Issued to Employees”, but to disclose on an annual basis the pro forma effect on net income (loss) and net income (loss) per share had the fair value of the stock options been recorded in the financial statements.  SFAS No. 123 was amended by SFAS No., 148, which now requires companies to disclose in interim financial statements the pro forma effect on net income (loss) and net income (loss) per common share of the estimated fair value of stock options issued to employees.

In accordance with SFAS No. 123, the cost of stock options and warrants issued to non-employees is measured at the grant date based on the fair value of the award.  The fair value of the stock-based award is determined using the Black-Scholes option-pricing model.  The resulting amount is charged to expenses on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

Pro Forma Financial Disclosure – In accordance with SFAS No. 123, the Company will provide footnote disclosure with respect to stock-based employee compensation.  The value of a stock-based award will be determined using the Black-Scholes option-pricing model, whereby compensation cost is the fair value of the award as determined by the pricing model at the grant date or other measurement date.  The resulting amount will be charged to expense on the straight-line basis over the period in which the Company expects to receive benefit, which is generally the vesting period.

The Company did not have any stock options outstanding during the period November 25, 2003 (date of inception) through September 30, 2004 or the year ended September 30, 2005, accordingly, no pro forma financial disclosure is provided herein.

Foreign Currency Translation

The Company maintains its books and records in Euros (€), the currency of the Netherlands.  The Euro is the Company’s functional currency, as the Company’s business activities are located in the Netherlands and denominated in Euros.  Translation of amounts into United States dollars (US$”) have been made at the rate of $1.2058 (US $1,) at September 30, 2005, and $1.2417 (US$1) as September 30, 2004.  No representation is made that the Euro amount (€) could have been, or could be, converted into US $ at that rate or at any other rate.

GIRASOLAR, B.V.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

Foreign Currency Translation(continued)

The translation of the financial statements of the Company and its subsidiaries whose functional currency is other than the US dollar is performed for balance sheet accounts using closing exchange rates in effect at the balance sheet date and revenue and expense accounts using an average exchange rate during each reporting period.  The gains or losses resulting from translation are included in stockholder’s equity separately as accumulated other comprehensive income (loss).

Earnings Per Common Share

Statement of Financial Accounting Standards No. 128, “Earnings Per Share”, requires presentation of basic earnings per share (”Basic EPS) and diluted earnings per share (“Diluted EPS).  Basic earnings (loss) per share is computed by dividing earnings (loss) available to common stockholders by the weighted average number of common shares outstanding (including shares reserved for issuance) during the period.  Diluted earnings per share gives effect to all dilutive potential common shares outstanding during the period.  The Company did not have any potentially dilutive securities outstanding during the period November 25, 2003 (date of inception) through September 30, 2004, or during the year ended September 30, 2005.  Accordingly, basic and diluted loss per common share is the same for the period November 25, 2003 (date of inception) through September 30, 2004, and for the year ended September 30, 2005.

Fair Value

Securities owned, are valued using quoted market or dealer prices.

Cash and Cash Equivalents

All cash and short-term investments with original maturities of three months or less are considered cash and cash equivalents, since they are readily convertible to cash.  These short-term investments are stated at cost, which approximates fair value.

Concentration of Credit Risk

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist of cash and cash equivalents.  The Company extends credit based on an evaluation of the customer’s financial condition, generally without collateral.  Exposure to losses on receivables is principally dependent on each customer’s financial condition.  The Company monitors its exposure for credit losses and maintains allowances for anticipated losses, as required.  Accounts are “written-off” when deemed uncollectible.

Property and Equipment

Property and equipment are stated at cost.  Costs of replacements and major improvements are capitalized, and maintenance and repairs are charged to operations as incurred.  Depreciation expense is provided primarily by methods approximating the straight-line method over the estimated useful lives of the assets, taking into consideration any residual value. The estimated lives of the assets range from three to five years.

GIRASOLAR, B.V.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

Advertising expenses

Advertising costs are expensed when the advertising takes place.

Note 3 – Recently issued accounting pronouncements

In March 2004, the FASB approved the consensus reached on the Emerging Issues Task Force (EITF) Issue No. 03-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments." The objective of this Issue is to provide guidance for identifying impaired investments. EITF 03-1 also provides new disclosure requirements for investments that are deemed to be temporarily impaired. In September 2004, the FASB issued a FASB Staff  Position (FSP) EITF 03-1-1 that delays the effective date of the measurement and recognition guidance in EITF 03-1 until after further deliberations by the FASB. The disclosure requirements are effective only for annual periods ending after June 15, 2004. The Company has evaluated the impact of the adoption of the disclosure requirements of EITF 03-1 and does not believe it will have an impact to the Company's overall combined results of operations or combined financial position. Once the FASB reaches a final decision on the measurement and recognition provisions, the Company will evaluate the impact of the adoption of EITF 03-1.

In November 2004, the FASB issued SFAS No. 151 "Inventory Costs, an amendment of ARB No. 43, Chapter 4”, (" SFAS No. 151"). The amendments made by SFAS 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current-period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.152, "Accounting for Real Estate Time-Sharing Transactions-an amendment of FASB Statements No. 66 and 67" ("SFAS 152") SFAS 152 amends SFAS No. 66, "Accounting for Sales of Real Estate", to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, "Accounting for Real Estate Time-Sharing Transactions". SFAS 152 also amends SFAS No. 67, "Accounting for Costs and Initial Rental Operations of Real Estate Projects", to state that the guidance for (a) incidental operations and (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. SFAS 152 is effective for financial statements for fiscal years beginning after June 15, 2005, with earlier application encouraged. The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant if any, to the Company's overall results of operations or financial position since the Company does not enter into such transactions.

In December 2004, the FASB issued SFAS No.153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions." The amendments made by SFAS 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. That exception required that some nonmonetary exchanges, although commercially substantive, to be recorded on a carryover basis. By focusing the exception on

GIRASOLAR, B.V.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

exchanges that lack commercial substance, the FASB believes SFAS No.153 produces financial reporting that more faithfully represents the economics of the transactions. SFAS No.153 is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of SFAS No.153 shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based Payment" ("SFAS 123(R)"). SFAS 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. SFAS 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. SFAS 123(R) replaces SFAS No. 123, "Accounting for Stock-Based Compensation", and supersedes APB Opinion No. 25, "Accounting for Stock Issued to Employees". SFAS 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply SFAS 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. This pronouncement is effective for the Company, a small business issuer, as of the first interior annual reporting period that begins after December 15, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and does not believe the impact will be significant to the Company's overall results of operations or financial position.

Note 4 – Property and Equipment

Property and equipment consists of the following at September 30, 2005 and 2004:

2005

2004

Property and equipment                                               $ 18,347                          $ 14,012

Accumulated depreciation                                                (3,957)                            (1,096)

                                                                                     $  14,390                         $  12,916

Depreciation expense included in other expenses was $2,861 and $1,096 for the year ended December 31, 2005 and for the period November 25, 2003 (date of inception) through September 30, 2004.

GIRASOLAR, B.V.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

Note 5 – Payment of Dividends and Appropriation of Retained Earnings

In accordance with Article 20 of the Company Statutory Regulations, the following are presented regarding the payment of dividends and appropriation of retained earnings,

1.

Annually the preferred (priority) shareholders decide which part (if any) of the current period profit will be appropriated.

2.

The Company can only pay dividends to the shareholders if the equity is higher than the amount of capital issued and the appropriations which are obligated by law.

3.

Dividends are paid after the annual accounting has been completed and reflects the payment of dividends is permitted.

4.

After appropriations according to number 1, when possible, a dividend will be paid to the preferred (priority) shareholders.  The dividend will be based on an interest rate equal to the lawful interest rate on the last day of the reporting year over the par value of the shares.

5.

The remaining profit will be payable to holders of common (ordinary) shares.

6.

For the calculation of the distributable profit the shares that the Company has in its own company are not accounted for, unless there have been given on the usufructuary rights, rights of lien or share certificates, of which the profit right is held by the usufructuary, the lien or the share certificate holder.

7.

Share certificates which the Company is holding, or of which the Company has a limited right which it entitles it to receive a dividend, are also part of the calculation of the profit distribution.

8.

The preferred (priority) shareholders can decide to pay dividends during the book year and also can decide to pay on common (ordinary) shares charged on the free general reserves, in so far the requirements of number 2 are followed.

In accordance with the statutes and Netherlands Civil Code the net income for the year ended September 30, 2005, and for the period November 25, 2003 (period of inception) through September 30, 2004 has been transferred to retained earnings without payment of dividends.

Note 6 – Inventory

Inventory consists of the following at September 30, 2005 and 2006:

2005                    2004

Finished goods

         $ 67,246             $  2,688

Note 7 – Securities Held for Resale

The Company has adopted SFAS 130 as required by the Financial Accounting Standards Board.  SFAS 130 requires that securities that are available for sale be presented at market value on the balance sheet date.  Unrealized gains and losses are recognized as a separate component of stockholders’ equity.  The specific identification method is used in calculating realized gains and losses.  SFAS 30 also requires a statement of comprehensive income which adjusts net income for the unrealized activity.  At September 30, 2004 the fair market value of common equity securities with a cost of $111,753 was $65,798.  At September 30, 2005, the fair market value of common equity securities with a cost of $111,753 was $28,657.  The unrealized losses of $45,955 and $80,247 at September 30, 2004 and 2005 respectively is included as a component of other comprehensive income.

GIRASOLAR, B.V.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

SEPTEMBER 30, 2005

Note 8 – Accrued Product Warranties

The Company’s product warranty accrual reflects management’s estimate of probable liability as a percentage of product sales.  Management establishes product warranty accruals based on historical experience and currently available information.  The provision was established for the year ended September 30, 2005 and is based on 1.75% of the sales of GiraMundo, B.V. and DutchSolar, B.V.  The provision is short-term in nature.

Note 9 – Notes Payable – Related Parties

Related parties have made a private loan to the Company.  The loan is subordinated to all existing and future liabilities of the Company.  The loan includes interest at 5% annually.  The loan is not yet formalized, and therefore there is no interest accrual at September 30, 2005.  The amount of the loan is $117,574.

Note 10 – Contingent Liabilities

The Company is involved in a legal procedure with another Dutch trading company.  The legal procedure alleges that the Company has acted unlawfully by taking over orders of customers for an amount of €135,000 Euros (approximately $162,783).  The outcome of the legal procedure is uncertain, but it is the opinion of the Company’s management the Girosolar, B.V. has acted lawfully and therefore no liability is accrued for these financial statements.

Note 11 – Other Related Party Balances

Balances due to related parties at September 30, 2005 and 2004 were $68,209 and $12,358 accordingly.

Note 12 – Operating Government Grants

Operating government grants are included in revenues on the consolidated statement of operations.  The grants are included in the consolidated statement of operations in the year in which the subsidized expenses are charged, in which the loss of income is incurred, or in which the operating loss has occurred.  Operating government grants included on the consolidated statement of operations for the period November 25, 2003 (date of inception) through September 30, 2004 and for the year ended December 31, 2005 are $8,973 and $38,928 accordingly.

Note 13 – Income taxes

Income taxes

Income taxes are accounted for in accordance with SFAS 109, Accounting for Income Taxes, using the asset and liability method.  Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards.  Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.  The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.